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                                                            Exhibit 10(i)(D)(2)

                PLEDGE AND SECURITY AGREEMENT FOR TRANSFERRABLE
                               DEVELOPMENT RIGHTS

      AGREEMENT made as of this 14 day of April, 2000, by and among SEVEN THIRTY ONE LIMITED PARTNERSHIP, a New York limited partnership, having an address at c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663 ("Assignor"), ALEXANDER'S, INC., a Delaware corporation, having an address at c/o Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663 ("Borrower")and FIRST UNION NATIONAL BANK (formerly known as First Fidelity Bank, National Association), having an address at 550 Broad Street, Newark, New Jersey 07102 ("Secured Party").

                                R E C I T A L S

      A. Borrower entered into that certain Credit Agreement between Borrower and Secured Party dated March 15, 1995 (such Credit Agreement, as amended by letter agreement dated March 29, 1995 between Borrower and Secured Party, as further amended by two letter agreements between Borrower and Secured Party, each dated March 24, 1997, as modified by that certain Modification and Extension of Credit Agreement dated as of March 15, 1998 between Borrower and Secured Party, as further modified by that certain Modification of Credit Agreement dated as of June 18, 1998 between Borrower and Secured Party, as further modified and extended by that certain Modification and Extension of Credit Agreement dated March 29, 1999 between Borrower and Secured Party and as further modified and extended by that certain Modification and Extension of Credit Agreement of even date herewith (the "2000 Credit Agreement Modification") between Borrower and Secured Party (such Credit Agreement as so modified, being hereinafter referred to as the "Credit Agreement").

      B. Secured Party is the current holder of that certain Promissory Note dated March 15, 1995 in the original principal amount of $20,000,000.00 made by Borrower to Secured Party

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(as modified by Note Modification and Extension Agreement dated March 29, 1999 between Borrower and Secured Party and as further modified by Note Modification and Extension Agreement of even date herewith between Borrower and Secured Party (the "Note"), which was executed and delivered in substitution for the Promissory Note dated March 15, 1995 in the original principal amount of $30,000,000.00, pursuant to the Note and Mortgage Modification and Severance Agreement dated June 18, 1998 by and among Alexander's of Fordham Road, Inc., Alexander's, Inc., Alexander's of Third Avenue, Inc., Alexander's Rego Park Center, Inc., Alexander's of Rego Park II, Inc., Alexander's of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander's Department Stores of Lexington Avenue, Inc., Alexander's of Brooklyn, Inc., Alexander's Department Stores of New Jersey, Inc. and First Union National Bank.

      C. Assignor executed and delivered a Guaranty dated March 29, 1999 of the loan (the "Loan") which is the subject of the Credit Agreement in connection with a prior extension of the Loan and Assignor is the mortgagor under that certain mortgage held by Secured Party covering premises referred to in the Credit Agreement as the 59th Street Property (such premises shall also be referred to herein as the "59th Street Property").

      D. t is a condition precedent to the execution and delivery by Secured Party of the 2000 Credit Agreement Modification and its agreement to extend and modify the Loan as set forth therein, that Assignor and Borrower shall have executed and delivered this Pledge Agreement, granting to the Secured Party, a security interest in certain collateral as hereinafter set forth upon and subject to the terms and conditions hereinafter set forth.

      E. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

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      NOW, THEREFORE, in consideration of the mutual covenants herein contained and to secure the payment of the "Obligations" (as hereinafter defined), it is hereby agreed as follows:

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                                   ARTICLE I
                        DEFINITIONS AND INTERPRETATIONS

     Section 1.1. Definitions. The following words and terms shall have the meanings set forth below.

            "Collateral" means all of the rights and property described in Schedule A annexed hereto and made a part hereof, all proceeds of the foregoing, all additions to the foregoing and all substitutions and replacements for the foregoing.

            "Collateral Documents" means all agreements and documents evidencing or pertaining to the Collateral or the rights of Assignor with respect thereto and any limitations thereon, including without limitation, the documents set forth or described on Schedule A annexed hereto and made a part hereof and all amendments thereto, true copies of which are annexed hereto as Exhibit A.

            "Guarantors" shall have the meaning given such term in the 2000 Credit Agreement Modification. The Guarantors shall be referred to individually as a "Guarantor."

            "Loan Documents" shall have the meaning given such term in the 2000 Credit Agreement Modification.

            "Obligations" means all obligations of the Borrower under the Loan Documents.

            "Security Agreement" means this Pledge and Security Agreement as the same may be amended or supplemented from time to time in accordance with the terms hereof.

            "UCC" means the Uniform Commercial Code as adopted in either the State of New York or the State of New Jersey (at the sole option and election of Secured Party) as of the date of this Security Agreement.

      The provisions of Schedule A which contain additional defined terms used in this Security Agreement are hereby incorporated by this reference.

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     Section 1.2. Interpretation.  In this "Security Agreement", unless the context otherwise requires:

          (A) Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice-versa.

          (B) Any date specified in this Security Agreement which falls on a Saturday, Sunday or legal holiday shall automatically be extended until the first regular business day after such date.

          (C) All capitalized terms used in this Security Agreement that are defined in any of the paragraphs hereof, will have the meanings ascribed to them in such paragraphs unless the context otherwise requires.

          (D) The term "herein," "hereof" or "hereunder" or similar terms used in this Security Agreement refer to this entire agreement and not to the particular provision in which the term is used. Unless otherwise stated, all references herein to paragraphs, subparagraphs or other provisions are references to paragraphs, subparagraphs or other provisions of this Security Agreement.

          (E) Any headings preceding the texts of the several Articles and Sections of this Security Agreement, shall be solely for convenience of reference and shall not constitute a part of this Security Agreement, nor shall they affect its meaning, construction or effect.

          (F) This Security Agreement shall be governed by and construed in accordance with the applicable laws of the State of New York or the State of New Jersey (at the sole option and election of Secured Party) governing agreements made and executed within the State of New York, or, at the option of Secured Party, in accordance with the applicable laws of

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the state in which the Collateral is located, in either case, without regard to conflict of laws principles.

          (G) If any provision of this Security Agreement or its application to any person or circumstances is invalid or unenforceable to any extent, the remainder of this Security Agreement, or the applicability of such provision to other persons or circumstances, shall not be affected thereby. Each provision of this Security Agreement shall be valid and enforceable to the fullest extent permitted by law and shall be deemed to be separate from such invalid or unenforceable provisions and shall continue in full force and effect.

                                   ARTICLE II
                               SECURITY INTEREST

     Section 2.1. Security Interest. As security for the prompt and unconditional payment and performance of the Obligations, Assignor does hereby assign, pledge and grant to the Secured Party a first priority and perfected security interest in and to the Collateral. Such assignment and grant shall be fully operative without any further action on the part of Assignor or Secured Party. Simultaneously with execution and delivery of this Agreement, Assignor shall execute and deliver UCC-1 Financing Statements in favor of Secured Party covering the Collateral for filing in (i) the office of the New York State Department of State, (ii) the New York County Clerk's office (one to be filed in the real estate records and a separate one to be filed with such clerk but not in the real estate records), (iii) the office of the New Jersey Secretary of State and (iv) the Bergen County (New Jersey) Clerk's office.

     Section 2.2. Closing Deliveries. Simultaneously with the execution and delivery of this Agreement, Assignor shall execute (except for the Davis & Partners Certificates of Eligibility and Davis and Partners HPD to Buildings Department Letters, which are already executed) and deliver the following:

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          (A)     the original (with raised seal) Davis & Partners Certificates of Eligibility (to be held by the Bank's Agent subject to the terms hereinafter provided);

          (B) the original Davis & Partners HPD to Buildings Department Letters (to be held by the Bank's Agent subject to the terms hereinafter set forth);

          (C) separate undated endorsements and assignments in blank sufficient to transfer the Transferrable Development Rights and related rights under each of the respective Davis & Partners Certificates of Eligibility (collectively, the "Undated Endorsements in Blank" and, individually a "Undated Endorsement in Blank");

     Section 2.3. Use of Undated Endorsements in Blank. Following the later of an Event of Default and five business days notice to Assignor, Secured Party shall have the right to date, complete, execute and deliver the Undated Endorsements in Blank and to do all other things as may be required to transfer the Transferrable Development Rights (or any portion thereof as determined by Secured Party) to, at Secured Party's election, Secured Party, any purchaser at any sale of the Collateral (or portion thereof) pursuant to this Agreement or the Uniform Commercial Code and/or to any purchaser at a foreclosure sale with respect to the 59th Street Property.

     Section 2.4. Future Deliveries. From and after the delivery by the seller under the BFC Zoning Bonus Purchase Agreement of the original BFC Certificates of Eligibility for Zoning Bonus and/or the original BFC HPD to Buildings Department Letter(s), Assignor shall cause such documents to be delivered to Bank's Agent to be held as agent for Secured Party as hereinafter provided.

     Section 2.5. Bank's Agent. By signing this Agreement, Alexander's, Inc. ("Bank's Agent") hereby acknowledges and agrees as follows:

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          (A)     It acknowledges receipt as agent of Secured Party of the of the following original documents:

                  (i) original (with raised seal) Davis & Partners Certificates of Eligibility for Zoning Bonus; and

                  (ii) original Davis & Partners HPD to Buildings Department Letters.

          (B) Bank's Agent shall accept delivery, when issued and available, of the original BFC Certificates of Eligibility for Zoning Bonus and the BFC HPD to Buildings Department Letter (such original documents, together with the documents referred to in clause "(A)" above, collectively, the "Custodial Documents"). Assignor shall cause such documents when issued and available to it to be immediately delivered to Bank's Agent to be held as herein provided.

          (C) Bank Agent's shall hold possession of the Custodial Documents solely as agent for Secured Party (and not as agent for Assignor, itself or any other party). Its duties hereunder are intended to be solely ministerial in nature. Bank's Agent shall follow all directions of Secured Party with respect to the Custodial Documents and the disposition thereof. Any directions that Bank's Agent may receive from any other party (other than a court of competent jurisdiction) with respect to the disposition of the Custodial Documents, including, without limitation, from Assignor, or any of its representatives, shall not be followed unless first consented to in writing by Secured Party. Neither the fact that Bank's Agent is also the borrower under the Loan, nor the fact that Bank's Agent is affiliated with Assignor shall be construed or interpreted in any manner whatsoever so as to imply the granting by Secured Party of any dominion, control or possession of the Custodial Documents to Assignor or to Bank's Agent in its capacity as borrower under the Loan, it being the intent of the parties hereto to grant

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Secured Party a perfected first priority security interest in the Collateral and the Custodial Documents.

          (D) Bank's Agent shall not charge Secured Party any fee or any other charge for holding the Custodial Documents or performing its duties under this Section 2.5, all of which shall be paid by Assignor and Borrower (as a joint and several obligation of Assigner and Borrower) and Assignor and Borrower hereby jointly and severally agree to indemnify and hold Secured Party harmless from and against any claim, cost, expense or liability (including reasonable attorneys fees) arising from any claim asserted by Bank's Agent in connection with its duties under this Section 2.5.

          (E) Provided that there shall be no Event of Default hereunder or under the Credit Agreement, at such time as Secured Party shall be required to release the 59th Street Property from the lien of its mortgage in accordance with the provisions of the 2000 Credit Agreement Modification, it shall execute such UCC-1 Termination Statements and such other documents as Assignor may reasonably require (without incurring any liability) to release Secured Party's security interest in the Collateral or to re-assign the Collateral (provided that any assignment or release, as the case may be, shall be without recourse, representation or warranty of any kind or nature against Secured Party) and shall, contemporaneously therewith, direct Bank's Agent to release the Custodial Documents to Assignor.

     Section 2.6. Power of Attorney. Assignor hereby designates Secured Party or any designee of Secured Party as Assignor's attorney-in-fact for the sole purpose of exercising Secured Party's rights under this Agreement and authorizes Secured Party or such designee (a) after request to Assignor, if Assignor fails to comply within 10 days of such request, execute in the name and on behalf of Assignor one or more UCC financing statements or amendments with

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respect to the Collateral naming Assignor as debtor and Secured Party as secured party and indicating and describing the types and the items of the Collateral, and (b) from and after an Event of Default under this Security Agreement, in the name and on behalf of Assignor, (i) to take any action and execute any instrument which Secured Party may deem necessary or advisable to carry out and enforce or to accomplish the purposes of this Security Agreement or to exercise Secured Party's rights hereunder, (ii) after five business days notice to Assignor, to date, complete , execute and deliver the Undated Endorsements in Blank and to do all other things as may be required to transfer the Transferrable Development Rights (or any portion thereof as determined by Secured Party) to, at Secured Party's election, Secured Party, any purchaser at a sale of the Collateral (or portion thereof) pursuant to this Agreement and/or to any purchaser at a foreclosure sale with respect to the 59th Street Property,
(ii) after five business days notice to the Assignor, to sell, transfer, pledge, make any agreement with respect to, or otherwise deal, with the Collateral as fully and completely as though Secured Party was the absolute owner thereof for all purposes, and to do, at Secured Party's option and at the expense of Assignor, at any time or from time to time, all acts and things which Secured Party deems necessary or desirable to protect, preserve or realize upon the Collateral in order to effect the intent of this Security Agreement, all as fully and effectively as Assignor might do. The foregoing power-of-attorney is irrevocable and coupled with an interest. Assignor releases Secured Party, and all subsidiaries, nominees, designees and affiliates thereof and all of its and their directors, officers, shareholders, employees, agents and representatives from any liability arising from any act or acts under and within the limits of such power-of-attorney or otherwise, in connection with this Security Agreement and the Loan Documents or in furtherance thereof, whether by omission or commission, and whether based upon any error of judgment or mistake of law or fact.

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     Section 2.7. Subordinate Pledge to Vornado. Secured Party hereby consents to Assignor granting a subordinate security interest in the Collateral in favor of Vornado Lending L.L.C. ("Vornado"), provided that (i) the agreement(s) evidencing the granting of such security interest (the "Subordinate Pledge Agreement") to Vornado expressly states that the security interest and lien in the Collateral granted to Vornado is fully subject and subordinate to the security interest granted pursuant to this Agreement, (ii) Vornado shall not file any UCC-1 Financing Statements with respect to the Collateral until the UCC-1 Financing Statements in favor of Secured Party shall first be filed, (iii) any UCC-1 Financing Statement in favor of Vornado shall expressly state that the security interest granted to Vornado is fully subject and subordinate to the security interest of Secured Party and (iv) a true and correct copy of each of the Subordinate Pledge Agreement, all documents evidencing the obligations secured by such Subordinate Pledge Agreement and all related loan documents shall be promptly delivered to Secured Party.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Section 3.1.Representations and Warranties. Assignor represents and warrants that:

          (A) Except for items 5, 6, 7 and 8 as set forth on Schedule A (to the extent not heretofore acquired by Assignor), Assignor is the sole and lawful owner of, and has good title to all the Collateral, including without limitation all of the rights and property listed or described on Schedule A annexed hereto, free and clear of all claims, liens, security interests, charges, taxes, assessments, pledges, defenses, rights of offset, encumbrances, escrows, rights of first refusal, mortgages, indentures, security agreements and other agreements, arrangements, contracts, commitments, understandings or other obligations, whether written or oral, other than the security interest created by this Security Agreement.

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          (B)     Assignor is the Purchaser under the BFC Zoning Purchase
Agreement by assignment from VRT Development Rights LLC, has not assigned, pledged, mortgaged or hypothecated any interest or right under such agreement and, except to the extent permitted under the 2000 Credit Agreement Modification or otherwise permitted under this Agreement, covenants not to assign, pledge, grant a security interest, mortgage or hypothecate any interest or right under such agreement except for the pledge and grant of security interest contained in this Agreement.

          (C) Assignor has the full power, right and authority to enter into this Security Agreement, to grant the security interest granted herein to Secured Party and to carry out the transactions contemplated by this Security Agreement.

          (D) The execution, delivery, and performance of this Security Agreement is not in contravention of any indenture, agreement, undertaking, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Assignor or by which Assignor is bound. This Security Agreement constitutes the legal, valid and binding obligation of Assignor enforceable in accordance with its terms.

          (E) Assignor shall not enter into or permit any affiliate, designee or nominee to enter into any agreement modifying any of the terms and provisions of the Collateral Documents, or relating to or which may affect Assignor's rights thereunder or hereunder, or waive, consent, settle, release, or otherwise compromise any of the rights of Assignor under any of the Collateral Documents or hereunder; provided that Assignor may enter into one or more modifications of the BFC Zoning Bonus Purchase Agreement so long as such modification(s) shall not have a material adverse effect on Secured Party's security and interests herein.

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          (F)     The Collateral Documents furnished to the Secured Party
herewith are true and complete and have not been modified (true and complete copies of which are annexed hereto as Exhibit A ); to Assignor's knowledge, such documents and agreements are in full force and effect in accordance with their respective terms;

          (G) To Assignor's knowledge, the BFC Zoning Bonus Purchase Agreement is in full force and effect and has not been terminated.

                                   ARTICLE IV
                                   COVENANTS

     Section 4.1. Maintenance of Collateral. Assignor, at its own expense, shall at all times undertake all reasonable efforts, to the extent permissible under applicable law, to maintain in full force and effect the Certificates of Eligibility of Zoning Bonus now, heretofore or hereafter issued to Assignor (including, without limitation the Davis & Partners Certificates of Eligibility for Zoning Bonus and the BFC Certificates of Eligibility for Zoning Bonus) and shall not transfer, assign, use (or take any action looking to any transfer, assignment or use, including, without limitation, the entering into of any agreement of sale or otherwise contemplating same) any of the zoning bonus or Transferrable Development Rights evidenced by such certificates, to or for any premises other than the 59th Street Property, which 59th Street Property shall at all times remain the "Compensated Development" with respect to the zoning bonus represented by all such Certificates of Eligibility of Zoning Bonus now, heretofore or hereafter issued.

          (A) Simultaneously with the execution and delivery of this Agreement, deliver, to the Bank's Agent, to be held such firm as the agent of the Bank in accordance with Section 2.5 hereof (i) all original (with raised seal) Davis & Partners Certificates of Eligibility for Zoning Bonus and (ii) all Davis & Partners HPD to Buildings Department Letters.

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          (B)     Deliver or cause to be delivered, immediately after receipt by
Assignor, Borrower, any Guarantor or any attorneys or agent for any of the foregoing, to the Bank's Agent, to be held by such firm as the agent of the Bank in accordance with Section 2.5 hereof (i) all original (with raised seal) BFC Certificates of Eligibility for Zoning Bonus and (ii) all letters of the Department of Housing Preservation and Development to the Building Department relating or pertaining to such BFC Certificates of Eligibility for Zoning Bonus, including, without limitation of the nature of the Davis & Partners HPD to Buildings Department Letters.

          (C) Keeping the Collateral free of all claims, liens, security interests, charges, taxes, assessments and encumbrances, except the security interests granted hereunder, and not sell, contract to sell, exchange, transfer, assign, hypothecate, alienate, further encumber or permit the further encumbrance or otherwise dispose of the Collateral or any interest therein, without the prior written consent of Secured Party.

     Section 4.2. Assignor's Obligations. Assignor will pay to the Secured Party, all costs and expenses incurred and sums paid by the Secured Party (including without limitation attorneys' fees, costs and disbursements, insurance premiums and sales commissions) in connection with the enforcement of any of the Secured Party's rights under this Security Agreement or the negotiation or settlement of any default or dispute under this Security Agreement, all of which sums shall be secured by the Collateral. Assignor agrees that Assignor shall be exclusively responsible for the performance of all of the terms, covenants and conditions of the Collateral Documents as they relate to the owner of the Collateral, and that Secured Party, its successors or assigns shall have no responsibility or liability whatsoever under the Collateral Documents and shall under no circumstances be deemed to have any liability under such documents and agreements for any purpose whatsoever.

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                                   ARTICLE V
                          EVENTS OF DEFAULT: REMEDIES

     Section 5.1. Events of Default. Any one or more of the following events shall constitute an "Event of Default" hereunder:

          (A) The occurrence of an "Event of Default", as defined in the Credit Agreement. The Credit Agreement is hereby modified to add as an "Event of Default" thereunder, the occurrence of any Event of Default as such term is defined in this Agreement.

          (B) Except as may be expressly permitted under and subject to all of the terms and conditions of this Agreement or the 2000 Credit Agreement Modification, the transfer, assignment, use (or the taking of any action looking to any transfer, assignment or use, including, without limitation, the entering into of any agreement of sale or otherwise contemplating same), without Secured Party's consent, of any of the zoning bonus or Transferrable Development Rights evidenced by Certificates of Eligibility for Zoning Bonus, to or for the use of any premises other than the 59th Street Property or if at any time the 59th Street Property, shall not be the "Compensated Development" with respect to the zoning bonus represented by all Certificates of Eligibility of Zoning Bonus now, heretofore or hereafter issued;

          (C) If any of the representations, warranties or statements made by Assignor herein, or made by Assignor, Borrower, or any Guarantor in any of the Loan Documents or any other document or instrument executed in connection with this Security Agreement, or in any certificate, financial statement or other instrument heretofore or hereafter delivered by any of them to Secured Party or its representatives, are untrue, incorrect or misleading in any material respect, as of the date when made;

          (D) Any failure of Assignor or Borrower to comply with, or any breach by either of them of, any of the other terms, covenants or conditions of this Security Agreement

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which default is not cured within thirty (30) days of notice thereof except that if such default is not reasonably capable of cure within such 30-day period, Assignor shall have such extended period as may reasonably be required provided Assignor commences such cure within 30 days and thereafter diligently pursues such cure.

          (E) If title to or possession of any Collateral is transferred, by pledge, assignment or otherwise, to any person or entity other than Secured Party or if Assignor grants, suffers or permits any further pledge, mortgage or encumbrance of or any further lien upon or further security interest in any of the Collateral or enters in any agreement to do any of the foregoing.

          (F) If Assignor, without Secured Party's consent, enters into any modification, termination or cancellation of any of the Collateral Documents, which in any way materially reduces or impairs the interest of the Assignor in the Collateral or its value to Secured Party.

     Section 5.2. Remedies on Default. If any Event of Default referred to in
Section 5.1 hereof shall have occurred, Secured Party shall have the following rights and remedies in addition to any other remedy it may have under the UCC, any other law, under this Security Agreement or any of the other Loan Documents:

          (A) Secured Party may declare the entire indebtedness evidenced by the Loan Documents and all of the other Obligations to be immediately due and payable by giving written notice thereof to the Borrower and, upon giving such Notice, such indebtedness and all other Obligations shall be immediately due and payable in full to the Secured Party; and

          (B) Secured Party may, at its sole option and discretion, sell, assign or otherwise dispose of the Collateral in whole or in part at public or private sale for cash, upon

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credit with or without advertisement of the time, place or terms of sale, except that if the sale be a private sale, ten (10) days' notice in writing from Secured Party of the time and place of sale and the terms of sale shall be given to Assignor, which notice shall be deemed reasonable. The Secured Party may divide the Collateral in any manner it shall choose and may sell, assign or dispose of all portions or any portions of the Collateral. In case of any sale on credit, the Collateral sold may be retained by Secured Party until the sale price is paid, but Secured Party shall incur no liability if the purchaser fails to perform its obligations. At any sale, Secured Party, or such individual or individuals as may be designated by Secured Party, may purchase the security sold, free from all further right of redemption of Assignor, which is hereby waived and released. In case of any sale, Secured Party may first deduct all expenses of collection, sale and delivery of the Collateral sold and any expenses incidental thereto, including, but not limited to, taxes and reasonable attorneys', accountants' and auctioneers' fees and disbursements, and then apply the remaining proceeds to the satisfaction of the Obligations. In the event such remaining proceeds are insufficient to satisfy all of the Obligations, Secured Party shall have the right to determine in its sole discretion the particular Obligations against which the proceeds shall be applied, and Borrower and Assignor shall remain liable for and shall pay to Secured Party on demand the remaining deficiency. In the event such remaining proceeds are sufficient to pay the Obligations, any surplus shall be delivered to Assignor, provided that Secured Party agrees to abide by an unconditional and irrevocable written direction from Assignor (stating that it may not be revoked without the prior written consent of Vornado) to pay such remaining proceeds to Vornado instead of to Assignor, provided that such direction is received by Secured Party and sent in the manner provided herein for the sending of notices to Secured Party.

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      Any sale conducted upon the foregoing terms or by any other method of sale
(if conducted in conformity with practices of any banks in New York State or New Jersey disposing of similar security) shall be deemed commercially reasonable. Assignor agrees that Secured Party shall have the right to continue to retain the Collateral until such time as Secured Party, in its sole discretion, believes that an advantageous price can be obtained for the Collateral and Secured Party shall not be liable to Assignor for any loss in the value of the Collateral by reason of any such retention of the Collateral by Secured Party.

      Secured Party, at its sole option and election, may proceed against the Collateral either before, after or at the same time as a mortgage foreclosure, deed in lieu of mortgage foreclosure or other enforcement of its rights with respect to its mortgage encumbering the 59th Street Property. Secured Party shall have the right, at its sole option and election, to proceed against the Collateral pursuant to or in connection with a mortgage foreclosure action with respect to the 59th Street Property and/or pursuant to the rights granted to Secured Party under this Agreement.

     Section 5.3. Waivers.

          (A) Assignor waives presentment, demand, notice (except to the extent otherwise provided herein), protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to the Obligations, the Loan Documents and the Collateral, Assignor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of the Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments therefrom and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable.

Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto.

          (B) Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the liquidation or any realization upon any of the Collateral, if undertaken in accordance with this Agreement, including any instrument received in payment thereof, or any damage resulting therefrom unless caused by the gross negligence or wilful misconduct on the part of Secured Party. Assignor shall indemnify and hold harmless Secured Party against any claim, loss or damage (including attorney's fees, costs and disbursements of Secured Party) arising out of the liquidation of or realization upon any of the Collateral, including any instrument received in payment thereof unless caused by the gross negligence or wilful misconduct on the part of the Secured Party.

     Section 5.4. Remedies Cumulative.

          (A) No remedy conferred upon or reserved to Secured Party hereunder is or shall be deemed to be exclusive of any other available remedy or remedies. Each such remedy shall be distinct, separate and cumulative, shall not be deemed to be inconsistent with or in exclusion of any other available remedy, may be exercised in the sole discretion of Secured Party at any time, in any manner, and in any order, and shall be in addition to and separate and distinct from every other remedy given Secured Party under the Loan Documents, any other security interest given to Secured Party by Assignor with respect to the Collateral or any other mortgage or security agreement securing any of the other Obligations, now or hereafter existing in favor of Secured Party at law or in equity or by statute. Without limiting the generality of the foregoing,

Secured Party shall have the right to exercise any available remedy to recover any amount due and payable with respect to the Obligations without regard to whether any other amount is due and payable, and without prejudice to Secured Party to exercise any available remedy for other events of default existing at the time the earlier action was commenced.

          (B) Any delay, omission or failure by Secured Party to insist upon the strict performance by Assignor or Borrower of any of the covenants, conditions and agreements herein set forth or to exercise any right or remedy available to it upon the occurrence of an Event of Default hereunder shall not impair any such right or remedy or be considered or taken to constitute an estoppel against, or be a waiver or relinquishment of, the future right of Secured Party to insist upon and to enforce, by injunction or other appropriate legal or equitable remedy, strict compliance by Assignor and Borrower with all of the covenants, conditions and agreements herein, or under any of the other Loan Documents or of the right to exercise any such rights or remedies if such default by Assignor be continued or repeated. Regardless of consideration and without notice to or the consent of any of the holders of any subordinate lien on the Collateral, Secured Party may (i) release any part of the security described herein or any other security for the Obligations, (ii) release the obligations of any person primarily or contingently liable for the debts secured hereby or (iii) extend the time for payment or otherwise modify the terms of any of the other Obligations. No such release, extension or modification shall impair or affect the lien of this Security Agreement or its priority over any subordinate lien. Neither Assignor nor any other person primarily or contingently liable for the payment of the debts secured hereby shall be relieved of any liability by reason of (i) any such release, extension or modification, (ii) the failure of Secured Party to comply with any request of Assignor or any such person to foreclose this Security Agreement, or (iii) any agreement or stipulation between any subsequent owner of the Collateral and Secured Party extending the time of payment or modifying the terms of this Security Agreement.

                                   ARTICLE VI
                                    GENERAL

     Section 6.1. Consents, Approvals and Waivers to Be in Writing. No consent, approval or waiver of Secured Party hereunder shall be effective unless in writing and signed by an officer, employee or other person authorized to execute such consent, approval or waiver. Assignor and Borrower hereby acknowledge that, in executing this Security Agreement and the documents being executed simultaneously or in connection with this Security Agreement, neither Assignor nor Borrower has relied on any representation, warranty, promise, statement, covenant or agreement, express or implied, direct or indirect, given or made by or on behalf of Secured Party or otherwise, except as expressly set forth herein.

     Section 6.2. Entire Agreement. This Security Agreement, together with all the documents delivered and executed in connection herewith, constitutes the entire agreement among the parties with respect to the subject matter hereof. The Assignor hereby acknowledges that, in executing and delivering this Security Agreement, it has not relied on any oral or written representation, warranty, promise, statement, covenant or agreement, express or implied, direct or indirect, given or made by or on behalf of Secured Party or its agents or representatives or otherwise, except as expressly set forth herein.

     Section 6.3. Successors and Assigns. This Security Agreement, and the documents referred to herein, shall be binding upon and inure to the benefit of, and be enforceable by, Secured Party and Assignor, and each of their respective heirs, administrators, legal representatives, successors, subsidiaries, affiliates, nominees and assigns; except that Assignor has no right to assign its rights hereunder or any interest herein without the prior written consent of Secured Party.

     Section 6.4. Jurisdiction. With respect to any claim or cause of action in connection with the execution or performance of or arising under this Security Agreement or the Loan Documents or any of the other instruments described in and executed and/or delivered in connection herewith, the Assignor (i) irrevocably submits to the nonexclusive personal jurisdiction of both the courts of the State of New York and New Jersey, (ii) irrevocably waives any objection which all or any one of them may have to the laying on of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or said documents brought in any such court, (iii) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, (iv) irrevocably waives the right to object, with respect to such court, that such court does not have jurisdiction over such party, (v) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING, (vi) irrevocably waives any defense other than payment, (vii) agrees to sue Secured Party only in New York City.

     Section 6.5. Construction. This Security Agreement shall be construed without regard to or aid of any presumption, rule or canon requiring construction against Secured Party or party drawing this Security Agreement.

     Section 6.6. Severability. If any provision of this Security Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Security Agreement and to this end the provisions of this Security Agreement are intended to be and shall be severable with respect to each of the parties hereto.

     Section 6.7. Further Assurances. The Assignor and Borrower shall from time to time execute, acknowledge and deliver such further instruments and perform such additional acts as Secured Party may reasonably request to effectuate the intent of this Security Agreement or any of the other Loan Documents.

     Section 6.8. Notices. Any notice or other communication to be given hereunder shall be in writing and shall be either delivered or sent by first-class registered or certified mail, return receipt requested postage prepaid, addressed (a) if to Assignor or Borrower to Assignor's address and Borrower's address, respectively, as set forth on the first page hereof (and in the case of Borrower, to the attention of: Chief Financial Officer), and with a copy sent in like manner to Whitman Breed Abbot & Morgan LLP, 200 Park Avenue, New York, New York 10166, Attention: Neil Underberg, Esq. and with a copy in like manner to the additional addresses set forth on Schedule B annexed hereto; or (b) if to the Secured Party, at Secured Party's address set forth above,
Attention: Mr. William Bermingham, with a copy sent in like manner to Herrick, Feinstein LLP, 2 Park Avenue, New York, New York 10016, Attention: Jeffrey H. Kaufman, Esq., or (c) as to any party, at such changed address as shall be designated by such party by notice to the other party given in the manner set forth in this Section 6.9. The failure to notify counsel shall not invalidate an otherwise valid notice. Each such notice shall be effective (i) if delivered, at the time of delivery to the address specified in this paragraph or (ii) if given by mail, on the second business day following the time of mailing in the manner aforesaid, provided that notices to the Secured Party shall not be effective until received. Notwithstanding the foregoing, as of July 1, 2000, the Saddle Brook New Jersey address listed for Alexander's Inc. and Vornado Realty Trust shall be changed to the following address: 210 Route 4 East, Paramus, New Jersey 07652.

     Section 6.9. Secured Party's Additional Rights Relating to the Collateral. Without limiting any rights of Secured Party as provided herein, the right is granted to the Secured Party, in its discretion, at any time after the occurrence and during the continuance of an Event of Default (as defined in Section 5.1 hereof) (i) to transfer to or register in the name of itself or any of its nominees any of the Collateral, (ii) in any bankruptcy or similar proceeding to file a proof of claim for the full amount of the Collateral and to vote such claim for or against any arrangement or with respect to any other matter; (iii) in its own name or in the name of Assignor or any other appropriate person, to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement it may deem desirable with respect to, any of the Collateral, (v) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral; (vi) to contest, pay and/or discharge all liens, encumbrances, taxes or assessments on, or claims, actions or demands against, any of the Collateral and to take all actions and proceedings in the Secured Party's own name or in the name of the Assignor or any other appropriate person in order to remove or contest such liens, encumbrances, taxes, assessments, claims, actions or demands; or to refrain from doing any of the foregoing, all without affecting the Obligations and without notice or liability to or the consent of the Assignor except to account for property actually received by the Secured Party.

     Section 6.10. No Subrogation or Contribution, etc. If any of the Collateral is applied on account of any of the Obligations, Assignor shall not have any right of subrogation to the Secured Party's right in any other Collateral held by the Secured Party with respect to the Obligations or any right of contribution from the Secured Party by reason thereof for so long as any Obligation remains outstanding.

     Section 6.11. Indemnification. In any suit, proceeding or action brought by Secured Party or under any of the Collateral Documents, for any sum owing hereunder or thereunder, or to enforce any provisions of the Collateral Documents, for any sum owing hereunder or thereunder, or to enforce any provisions of the Collateral Documents or this Security Agreement, Assignor and Borrower shall save, indemnify and keep Secured Party harmless from and against all expenses, losses or damages, including attorneys fees, costs and expenses, suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the party against whom such suit, proceeding or action is brought, arising out of a breach by Assignor or Borrower of any obligation hereunder or thereunder or arising out of a breach of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Assignor, and all such obligations of Assignor shall be and remain enforceable against and only against Assignor and shall not be enforceable against Secured Party. Assignor shall save, indemnify and keep Secured Party harmless from and against all claims, demands and liabilities with respect to any New York City or New York State real property transfer taxes arising from any transfer or disposition of the Collateral or any portion thereof by Assignor or by Secured Party through the exercise of the rights and remedies provided for herein or otherwise available to it at law or in equity. The indebtedness and obligations of Assignor under this Section shall constitute part of the Obligations secured hereby.

     Section 6.12. Schedules and Recitals. Each of the Recitals and the exhibits and schedules referred to herein and attached hereto is incorporated herein by this reference.

                   REMAINDER OF PAGE LEFT BLANK INTENTIONALLY

      IN WITNESS WHEREOF, the Assignor, Borrower and Secured Party have executed this Pledge and Security Agreement as of the date first above written.

                              ASSIGNOR:

                              SEVEN THIRTY ONE LIMITED PARTNERSHIP
                              By: Alexander's Department Stores of Lexington Avenue, Inc., General Partner

                              By: /s/ Irwin Goldberg
                                  ------------------------------------------
                                  Name: Irwin Goldberg
                                  Its: Secretary

                              BORROWER:

                              ALEXANDER'S, INC.

                              By: /s/ Irwin Goldberg
                                 ------------------------------------------
                                 Name: Irwin Goldberg
                                 Its: Secretary

                              SECURED PARTY:

                              FIRST UNION NATIONAL BANK

                              By: /s/ William H. Bermingham
                                 ------------------------------------------
                                 Name: William H. Bermingham
                                 Its: Vice President

STATE OF          )
                  )  ss.:
COUNTY OF         )

      On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/ her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

      On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/ her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

      On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/ her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 -----------------------------------------------
                                                Notary Public

STATE OF          )
                  )  ss.:
COUNTY OF         )

      On the ______ day of _____________ in the year 2000, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                 -----------------------------------------------
                                                Notary Public

                                   SCHEDULE A

                                   COLLATERAL

All right, title, and interest of Assignor, direct or indirect (i.e. beneficial), now existing or hereafter acquired under or by reason of the entering into or issuance of, as the case may be:

1. that certain original Certificate of Eligibility for Zoning Bonus dated December 6, 1999 issued by The City of New York Department of Housing Preservation and Development under Docket Number LIH # 66, in favor of Seven Thirty One Limited Partnership, evidencing a zoning bonus of 78,024 square feet (site of affordable units: 351-353 East 61st Street, New York, New York); and

2. that certain original Certificate of Eligibility for Zoning Bonus dated December 9, 1999 issued by The City of New York Department of Housing Preservation and Development under Docket Number LIH # 66, in favor of Seven Thirty One Limited Partnership, evidencing a zoning bonus of 19,348 square feet, which is in addition to and not in lieu of any portion of the 78,024 square foot zoning bonus referred to above (site of affordable units: 351-353 East 61st Street, New York, New York) (the Certificate of Eligibility described in this item number 2, together with the Certificate of Eligibility described in item number 1 above, are herein referred to collectively as the "Davis & Partners Certificates of Eligibility for Zoning Bonus"; and

3. all rights evidenced by the Davis & Partners Certificates of Eligibility for Zoning Bonus, including, without limitation, the right to build more square footage of development than would otherwise be permitted by the Zoning Resolution of the City of New York or by other applicable law (referred to herein, as the "Davis & Partners Transferrable Development Rights"); and

4. the letters dated December 6, 1999 and December 9, 1999, respectively, from the Department of Housing Preservation and Development of the City of New York to the City of New York Department of Buildings certifying that a Certificate of Completion of Affordable Units has been issued for the completion of low income housing at the Inclusionary Housing Site (351-353 East 61st Street; Block 1436, Lot 122, Community District 8) and that applicant has sold 78,024 square feet and 19,348 square feet, respectively, of Floor Area Development rights to Assignor ("Davis & Partners HPD to Buildings Department Letters"); and

5. all transferrable development rights, zoning bonus rights or similar rights (including, without limitation, the right to build more square footage of development than would otherwise be permitted by the Zoning Resolution of the City of New York or by other applicable law) acquired by Assignor or any affiliate of Assignor (including, without limitation 59th Street Corporation) pursuant to the Inclusionary Air Rights Purchase Agreement dated October 15, 1999 between BFC 31 Street LLC, as seller, and VRT Development Rights LLC, as purchaser, as assigned by VRT Development Rights LLC to Seven Thirty One Limited Partnership or any replacement or substitute agreement (collectively, the "BFC Zoning Bonus Purchase Agreement")

6. all Certificates of Eligibility for Zoning Bonus now or hereafter issued pursuant to the BFC Zoning Bonus Purchase Agreement (collectively, the "BFC Certificates of Eligibility for Zoning Bonus and, together with the Davis & Partners Certificates of Eligibility for Zoning Bonus, collectively, the "Certificates of Eligibility for Zoning Bonus"); and

7. all rights evidenced by the BFC Certificates of Eligibility for Zoning Bonus, when issued (or any substitute certificate(s)), including, without limitation, the right to build more square footage of development than would otherwise be permitted by the Zoning Resolution of the City of New York or at law (referred to herein, as the "BFC Transferrable Development Rights" and, together with the Davis & Partners Transferrable Development Rights, collectively, the "Transferrable Development Rights"); and

8. all letters from the Department of Housing Preservation and Development of the City of New York to the City of New York Department of Buildings pertaining to the BFC Certificate(s) of Eligibility for Zoning Bonus, including, without limitation, all letters similar to the Davis & Partners HPD to Buildings Department Letters (collectively, the "BFC HPD to Buildings Department Letters"); and

9.    all rights appurtenant to the foregoing; and

10. all proceeds of the foregoing, all additions to the foregoing and all substitutions and replacements for the foregoing,

                                   SCHEDULE B

Vornado Realty Trust
Park 80 West
Plaza II
Saddle Brook, New Jersey 07663
Attn: Vice-President for Finance
  Telephone: 201-587-1000
        Telecopier: 201-587-0600

and to:

Vornado Realty Trust
Park 80 West
Plaza II
Saddle Brook, New Jersey 07663
Attn: Vice President for Real Estate
  Telephone: 201-587-1000
       Telecopier: 201-587-0600

                                   EXHIBIT A

                         COPIES OF COLLATERAL DOCUMENTS


                                      -34-